                                                EXHIBIT 10.47


                            EQUIPMENT SCHEDULE

LEASE NO. TI0900
EQUIPMENT SCHEDULE NO. 2

SCHEDULE DATE:

To Master Lease Agreement dated__________between Amembal Capital Corporation as Lessor, and Interactive Telesis Inc. as Lessee.

1.       Equipment:

                 All Equipment described on Exhibit A attached hereto together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements and any and all proceeds thereof, including without limitation, insurance proceeds.

2.       Equipment Cost: $154,271.01

3.       Equipment Location: 12636  High Bluff 2nd Floor, San diego, CA 92130

4.       Acceptance Date:______________________

5. Commencement Date: The Commencement Date shall be as defined in Paragraph 2b of the Master Lease Agreement.

6.       Initial Period: 36 months from Commencement Date.

7. Monthly Rental: Lessee shall pay Monthly Rental in the sum of $5,374.80, (plus applicable sales/use tax, if any) payable first and last in advance, to the Lessor. Lessee shall pay interim rent based on a pro-rata portion of the Monthly Rental, calculated a 30-day basis for the period between the Acceptance Date and the Commencement Date. Effective as of the Commencement Date (or as of the Assignment Date, if earlier), the Monthly Rental shall be increased proportionately to any increase occurring between the Schedule Date and the Commencement Date in the yields of the three (3) year U.S. Treasury Notes, at a rate of 6.14 as quoted in the editions of the Wall Street Journal published on the Schedule Date and the Commencement Date, respectively (if more than one yield is quoted, the highest quote shall be used). As of the Commencement Date, the Monthly Rental shall be fixed for the Initial Lease Term and any extension; provided, however, that if the Assignment Date occurs after the Commencement Date, then effective as of the Assignment
         Date, the Monthly Rental shall again be increased proportionately to any increase occurring between the Commencement Date an the Assignment Date in the yields of the three (3) year U.S. Treasury Notes, at a rate of 6.14, as quoted in the editions of the Wall Street Journal published on the Commencement Date and the Assignment Date, respectively (if more than one yield is quoted, the highest quote shall be used). As soon as practicable after the effective date of each adjustment made in accordance with this paragraph, Lessor shall provide Lessee with written notice of the increase; Lessor's calculations shall be conclusive absent manifest error.

8. Representation of Lessee: Lessor and Lessee agree that this Equipment Schedule constitutes a "true lease" under the Utah Uniform Commercial Code - Leases, in that (a) Lessee has selected the Equipment in its sole discretion, (b) Lessor has acquired the Equipment solely for purposes of leasing such Equipment under this Equipment Schedule, and/or (c) Lessee has received a copy of the contract evidencing Lessor's purchase of the Equipment.

9. Master Lease: This Equipment Schedule No. 2 is issued pursuant to the Master Lease Agreement identified herein. All of the terms and conditions of the Master Lease Agreement are hereby incorporated herein and made a part hereof as if such terms and conditions were set forth herein. By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms and conditions of the Master Lease Agreement, except to the extent, if any, modified hereby.

         This is Counterpart No. 1 of 1 serially numbered, manually executed counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest is this document may be created through the transfer and possession of any counterpart other than Counterpart No.1.

LESSOR: Amembal Capital Corporation          LESSEE: Interactive Telesis Inc.

BY:                                          BY: Donald E. Cameron
    ------------------------------               ---------------------------
           (signature)                                  (signature)

TITLE:                                       TITLE:        CEO
       ---------------------------                  ------------------------

                                EXHIBIT A

Lease No.      TI0900
Schedule No. 2

Equipment Location:       12636 High Bluff Drive 2nd Floor
                          San Diego, CA 92130

Equipment Description: All Equipment described herein together with all parts, accessories, attachments, substitutions, repairs, improvements and replacements and any and all proceeds thereof, including without limitation, insurance proceeds.


           Quantity    Description                                   Serial Number
          ---------    -----------                                  --------------
             52        CPQ 9GB Plug Ultras 1" 10K
             26        CPQ 256MB REG SDRAM DIMM 133 MHZ
             26        CPQ Proliand DL360 7/800 128MB



Lessee hereby authorizes Lessor to amend the documents and any applicable Uniform Commercial Code Financing Statement to include serial numbers for the Equipment as they become available.













INITIALS:  D
Lessor:
Lessee: